SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2018 (April 20, 2018)

AMMO, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-29295	30-0957912
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6401 E. Thomas Road, #106
Scottsdale, Arizona 85251
 (Address of principal executive offices)

480-947-0001
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

AMMO, INC.
Form 8-K
Current Report

ITEM 3.02.	Unregistered Sale of Equity Securities

On April 20, 2018, we completed the sale for $3,497,029.90 of a total of 2,119,412 Units, each Unit consisting of one share of our Common Stock and a five-year warrant to purchase one-half share of our Common Stock at $2.00 per share.
The Units were issued without registration solely to accredited investors in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2018	AMMO, INC.

By: /s/ Fred W. Wagenhals
Fred W. Wagenhals Chief Executive Officer